SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                                   Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement                |_| Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(c)(2))

|_| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           CABLE & CO. WORLDWIDE, INC.
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                    Common

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:




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                           CABLE & CO. WORLDWIDE, INC.
                                724 Fifth Avenue
                            New York, New York 10019

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on June 6, 1997

To the Stockholders of
CABLE & CO. WORLDWIDE, INC.

     The Annual Meeting of Stockholders of Cable & Co. Worldwide, Inc. a Delaware corporation (the "Company"), will be held at the Clarion Hotel and Conference Center, 2055 Lincoln Highway, Edison, New Jersey 08817 on June 6, 1997, at 1 P.M., local time, for the following purposes:

     1. To elect a board of five directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2. To ratify the selection by the Board of Directors of Goldstein Golub Kessler & Company, P.C. to serve as independent auditors for the year ending December 31, 1997;

     3. To ratify the amendment of the Company's certificate of incorporation to increase the number of authorized shares of the Company's common stock, $.01 par value, from 10,000,000 to 50,000,000.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Management is aware of no other business which will come before the meeting.

     The Board of Directors has fixed the close of business on April 9, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof. Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                       By Order of the Board of Directors,


                                       Alan Kandall, Chief Operating Officer

                                       New York, New York
                                       May , 1997

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY

                           CABLE & CO. WORLDWIDE, INC.
                                724 Fifth Avenue
                            New York, New York 10019


                                 PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 6, 1997

                             SOLICITATION OF PROXIES

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cable & Co. Worldwide, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on June 6, 1997 (the "Meeting"), at 1 P.M., local time, at the Clarion Hotel and Conference Center, 2055 Lincoln Highway, Edison, New Jersey 08817 and at any adjournments thereof.

        A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a stockholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the Meeting, and any stockholder present at the Meeting may revoke his or her proxy thereat and vote in person if he or she desires. When such proxy is properly executed and returned, the shares it represents will be voted at the Meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted (i) for the election of the nominees for director named in this Proxy Statement, (ii) for ratification of the selection by the Board of Directors of Goldstein Golub Kessler & Company, P.C. to serve as independent auditors for the year ending December 31, 1997,
(iii) for the ratification of the amendment of the certificate of incorporation of the Company and (iv) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting and any adjournments thereof.

        The cost for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies. This Proxy Statement and the accompanying form of proxy will be first mailed to stockholders on or about May , 1997.

        The close of business on April 9, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date there were 7,044,880 shares of common stock, par value $.01 per share, of the Company ("Common Stock") outstanding. Each share entitles the holder thereof to one vote and a vote of a majority of the shares present, or represented, and entitled to vote at the Meeting is required to approve each proposal to be acted upon at the Meeting. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments thereof.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

        The by-laws of the Company give the Board of Directors the authority to determine the number of directors who shall constitute the full Board, which currently consists of four directors and has been increased to five directors. All directors will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The five nominees for election to the Board of Directors who receive the greatest number of votes cast at the Meeting will be elected to the Board of Directors.

        The nominees for election as directors are Alberto Salvucci, Alan Kandall, David Albahari, Martin C. Licht and Steven Katz. Except for Steven Katz, each of the nominees currently serves as a director of the Company. If any nominee becomes unable or unwilling to serve, the persons named as proxies will have discretionary authority to vote for a substitute. To the best of the Company's knowledge, all the nominees will be available to serve. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted FOR each of the nominees.

        The information in the Company's Form 10-KSB for the year ended December 31, 1996 in Part III, Item 9 - Directors and Executive Officers of the Registrant, Item 10 - Executive Compensation, Item 11 - Security Ownership of Certain Beneficial Owners and Management, and Item 12 - Certain Relationships and Related Transactions is incorporated herein by reference. A brief summary of the background of Steven Katz follows:

          Steven Katz, 49, has been the president of Steven Katz & Associates, Inc., a management consulting firm, located in Milltown, New Jersey, which specializes in strategic planning and corporate development since December 1984.

Board Meetings and Committees

        The Company's board of directors does not have any committees.

        During the year ended December 31, 1996, the Board of Directors had two regular meetings. Each director attended at least two meetings of the Board of Directors.

                                 PROPOSAL NO. 2
                     RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors has selected the accounting firm of Goldstein Golub Kessler & Company, P.C. to serve as independent auditors of the Company for the year ending December 31, 1997 and proposes the ratification of such decision.

        The Company has been advised by Goldstein Golub Kessler & Company, P.C. that neither the firm nor any of their associates has any relationship with the Company or any affiliate of the Company. If the foregoing appointment is rejected, or if, Goldstein Golub Kessler & Company, P.C. shall decline to act or otherwise become incapable of acting, or if their appointment is otherwise discontinued, the Board of Directors will appoint other independent auditors whose appointment for any period subsequent to the 1997 Annual Meeting of Stockholders shall be subject to approval by the Stockholders at that meeting. Goldstein Golub Kessler & Company, P.C. served as the principal independent auditors of the Company for the year ended December 31, 1996. Representatives of Goldstein Golub Kessler & Company, P.C are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions during the Meeting.

        The Board of Directors recommends a vote `FOR' ratification of the selection of Goldstein Golub Kessler & Company, P.C as the independent auditors for the Company for the year ending December 31, 1997.


                                 PROPOSAL NO. 3
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

        The Board of Directors has approved the amendment of the Company's certificate of incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 50,000,000.

        The Board of Directors recommends a vote 'FOR' the ratification of the amendment of the Company's certificate of incorporation.


                            PROPOSALS BY STOCKHOLDERS

        Any stockholder who intends to present a proposal for action at the Company's 1998 Annual Meeting of Stockholders in next year's proxy statement and proxy card must forward a copy of such proposal to the Secretary of the Company. Any such proposal must be received by the Company for inclusion in its proxy statement and form of proxy card relating to that meeting by December 23, 1997.

                                  OTHER MATTERS

        The Board of Directors of the Company does not know of any other matters to be presented for action at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote such proxy in accordance with their own judgment on such matters.


                          ANNUAL REPORT TO STOCKHOLDERS

        The Company's 1996 Annual Report to Stockholders has been mailed to Stockholders concurrently with this Proxy Statement, but except as herein stated, such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S CHIEF OPERATING OFFICER, ALAN KANDALL, CABLE & CO. WORLDWIDE, INC., 724 FIFTH AVENUE, NEW YORK 10019.

                                           By Order of the Board of Directors




                                           Alan Kandall, Chief Operating Officer
                                           New York, New York
                                           May  , 1997

     STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.